Effective immediately, the sub-section entitled "Performance Table" within the sub-heading entitled “Performance Information” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2011)

Share Class	1 YEAR	LIFE INCEPTION 3-11-2009
Returns Before Taxes
B Shares	(11.32)%	28.39%
C Shares	(8.69)%	29.07%
I Shares	(6.89)%	30.35%
R1 Shares	(7.81)%	29.07%
R2 Shares	(7.35)%	29.71%
R3 Shares	(7.12)%	30.03%
R4 Shares	(6.89)%	30.35%
R5 Shares	(6.89)%	30.35%
A Shares	(12.55)%	27.30%
Returns After Taxes on Distributions A Shares	(13.61)%	20.31%
Returns After Taxes on Distributions and Sale of Fund Shares A Shares	(7.46)%	19.97%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
FTSE EPRA/NAREIT Developed Real Estate Index	(5.82)%	33.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

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